[GRAPHIC]

AMERICAN MUNICIPAL
INCOME PORTFOLIO


XAA


SEMIANNUAL REPORT
2000



                                   [LOGO] FIRST AMERICAN-Registered Trademark-
                                          ASSET MANAGEMENT

[LOGO] FIRST AMERICAN-Registered Trademark-
       ASSET MANAGEMENT


                                AMERICAN MUNICIPAL
                                INCOME PORTFOLIO


     TABLE OF CONTENTS          FUND OBJECTIVE

 2  Fund Overview               High current income exempt from regular federal
                                income tax, consistent with preservation of
 6  Financial Statements        capital. The fund's income and capital gains
    and Notes                   may be subject to state or local tax and the
                                federal alternative minimum tax. Investors
15  Investments in              should consult their tax advisors. As with other
    Securities                  investment companies, there can be no assurance
                                this fund will achieve its objective.
21  Shareholder Update
                                PRIMARY INVESTMENTS

                                A diverse range of municipal securities rated investment-grade or of comparable quality when purchased. These securities may include municipal-derivative securities, such as inverse floating-rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions.












-------------------------------------------------------
NOT FDIC INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
-------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

Based on net asset value for the periods ended July 31, 2000

                                                           One Year     Five Year     Since Inception

AMERICAN MUNICIPAL INCOME PORTFOLIO                        1.94%        6.53%         5.57%
(XAA), inception 6/25/1993)

Lipper General Municipal Bond Funds: Leveraged Average     2.17%        4.91%         4.56%

Lehman Brothers Municipal Long Bond Index                  2.91%        6.50%         5.75%


Average annual total returns are through July 31, 2000, and are based on the change in net asset value (NAV). They reflect the reinvestment of distributions but do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annual total returns based on the change in market price for the one-year, five-year, and since-inception periods ended July 31, 2000, were 1.15%, 6.05%, and 3.29%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

The Lipper General Municipal Bond Funds: Leveraged Average represents the average annual total return, with distributions reinvested, of leveraged perpetual and term-trust national closed-end municipal funds as characterized by Lipper Inc. The Lehman Brothers Municipal Long Bond Index is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. The index is unmanaged and does not include any fees or expenses in its total-return figures.

The since-inception numbers for the Lipper average and Lehman index are calculated from the month end following the fund's inception through July 31, 2000.

American Municipal Income Portfolio  SEMIANNUAL REPORT 2000                  1 )

[GRAPHIC] FUND OVERVIEW


FUND MANAGEMENT          SEPTEMBER 15, 2000

DOUG WHITE, CFA,         FOR THE SEMIANNUAL REPORTING PERIOD ENDING JULY 31,
is primarily             2000, AMERICAN MUNICIPAL INCOME PORTFOLIO HAD A TOTAL
responsible for the      RETURN OF 8.13%* BASED ON ITS NET ASSET VALUE (NAV).
management of            This compares to the average return of 6.24% for a
American Municipal       group of similar funds in the Lipper General
Income Portfolio. He     Municipal Bond Funds: Leveraged category. The Lehman
has 17 years of          Brothers Municipal Long Bond Index, the fund's
financial experience.    broad-based benchmark that reflects no fees or
                         expenses, returned 9.53% during the same period. The
CATHERINE STIENSTRA      fund's total return, based on its market price, was
assists with the         6.72%* during the six months.
management of
American Municipal       THE FUND OUTPERFORMED ITS PEERS OVER THE SIX-MONTH
Income Portfolio. She    PERIOD AS MUNICIPAL BOND YIELDS FELL. This came on
has 12 years of          the heels of the previous six-month period of rising
financial experience.    rates where the fund did not


                         *All returns assume reinvestment of all
                         distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

                         -----------------------------------------------------
PORTFOLIO COMPOSITION
As a percentage of total assets on July 31, 2000

[CHART]

Housing Revenue                                                             18%
IDR Pollution Control Revenue                                                1%
Other Assets                                                                 1%
Health Care Revenue                                                         29%
Recreation Authority Revenue                                                 2%
Short-Term Securities                                                        2%
Water/Sewer Revenue                                                          1%
Utility Revenue                                                             17%
Certificates of Participation                                                5%
Municipal Bond Bank                                                          1%
Educational Revenue                                                          3%
Building Revenue                                                             1%
General Obligations                                                         14%
Investment Companies                                                         2%
Transportation Revenue                                                       3%


( 2                  American Municipal Income Portfolio SEMIANNUAL REPORT 2000
                         perform as well. American Municipal Income Portfolio typically does better in a steady or falling-rate environment because it focuses on longer-duration municipal bonds in order to generate attractive tax-free income. These longer-duration bonds have higher yields but also exhibit more price volatility in a fluctuating interest-rate environment.

                         AS THE U.S. ECONOMIC EXPANSION THAT WE'VE ENJOYED FOR THE PAST 10 YEARS CONTINUES, THE FUND REMAINS DIVERSIFIED ACROSS MANY REGIONS AND SECTORS IN THE UNITED STATES. (See charts below and on page 2.) We are currently not adding any new issues in California as the yields on these bonds are substantially below the national average as the result of increased demand for municipal bonds in that state. We are also considering temporarily reducing our holdings in Texas as we anticipate a substantial increase in newly issued municipal bonds there. Although Texas remains sound from a credit quality standpoint, the increase in supply could temporarily result in

                         ---------------------------------------------------
GEOGRAPHICAL DISTRIBUTION
AS A PERCENTAGE OF TOTAL ASSETS ON JULY 31, 2000

[EDGAR REPRESENTATION OF PRINTED GRAPHIC]

Arizona                                                      4%
California                                                   5%
Colorado                                                     less than 1%
Georgia                                                      9%
Hawaii                                                       2%
Illinois                                                     7%
Indiana                                                      5%
Iowa                                                         2%
Kansas                                                       1%
Kentucky                                                     2%
Louisiana                                                    4%
Michigan                                                     10%
Minnesota                                                    10%
Nebraska                                                     1%
Nevada                                                       2%
New Mexico                                                   7%
New York                                                     2%
Ohio                                                         2%
South Carolina                                               1%
South Dakota                                                 4%
Tennessee                                                    2%
Texas                                                        7%
Utah                                                         4%
Washington                                                   2%
Wisconsin                                                    2%


American Municipal Income Portfolio SEMIANNUAL REPORT  2000                 3 )

[GRAPHIC] FUND OVERVIEW CONTINUED


                         increased rates and decreased prices. The fund maintains an emphasis on quality housing and health care revenue bonds across the United States as these sectors have produced attractive income for the fund.

                         SUPPLY REMAINS AN ISSUE FOR TAX-FREE BOND FUNDS AS MUNICIPALITIES ARE NOT ISSUING AS MANY NEW BONDS IN THE MARKETPLACE. The ongoing economic expansion has allowed many municipalities to fund projects with increased tax receipts, reducing their needs to borrow in the municipal market. Therefore, the overall national supply of municipal bonds is down approximately 20% from a year ago. Normally this drop in supply would result in a greater drop in yields and increase in prices than we have observed. However, overall demand is also down in the municipal bond market as money has been flowing out of bond funds and into individual bonds and the stock market.

                         THE FUND CONTINUES TO EMPHASIZE HIGHER-QUALITY MUNICIPAL SECURITIES. As you can see from the credit quality breakdown below, 85% of the fund is considered investment-grade quality. This means the quality of the bonds is in one of the four highest categories according to industry rating services such as Standard & Poor's or Moody's. An investment-grade rating means that there is a low risk that the bond issuer will default in its timely payment of interest and principal. We are also

                         ---------------------------------------------------
CREDIT QUALITY BREAKDOWN
As of July 31, 2000, according to Standard & Poor's and Moody's Investors Service

AAA/Aaa                                                                     65%
AA/Aa                                                                        6%
A                                                                            9%
BBB/Baa                                                                      5%
Nonrated                                                                    13%
Nonrated (closed-end investment companies)                                   2%
------------------------------------------                                 ----
                                                                           100%



( 4                  American Municipal Income Portfolio SEMIANNUAL REPORT 2000
                         overweighted at the higher end of the
                         investment-grade spectrum--71% of the fund's holdings are rated AA or AAA--to balance out the 13% position we have in nonrated bonds. Prior to purchase, we subject nonrated holdings to much of the rigorous analysis that credit rating agencies perform on bonds they rate. As portfolio holdings, these positions are also more closely and frequently monitored by our research staff than most of the portfolio's investment-grade holdings.

                         THANK YOU FOR YOUR INVESTMENT IN AMERICAN MUNICIPAL INCOME PORTFOLIO AND THE TRUST YOU HAVE PLACED IN US AS MANAGERS. We will continue to closely monitor the quality of the municipal bonds in the portfolio and carefully assess new opportunities in an effort to reach your goal of attractive monthly income that is free from federal income taxes.

                         ---------------------------------------------------

                         PREFERRED STOCK

                         The preferred stock issued by XAA pays dividends at a specified rate and has preference over common stock in the payments of dividends and the liquidation of assets. Rates paid on preferred stock are reset every seven days and are based on short-term, tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (shares of preferred stock are rated AAA by Moody's and S&P) and high liquidity (shares of preferred stock trade at par and are remarketed every seven days). The proceeds from the sale of preferred stock are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred stock, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred stock is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred stock outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred stock results in the leveraging of common stock, which increases the volatility of both the NAV of the fund and the market value of shares of common stock.

American Municipal Income Portfolio SEMIANNUAL REPORT  2000                 5 )

FINANCIAL STATEMENTS (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  July 31, 2000
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......    $123,765,871
Cash in bank on demand deposit  ............................          10,330
Dividends and accrued interest receivable  .................       1,392,198
                                                                ------------
  Total assets  ............................................     125,168,399
                                                                ------------

LIABILITIES:
Preferred stock dividends payable (note 3)  ................          24,014
Payable for investment securities purchased on a when-issued
  basis (note 2)  ..........................................       1,953,183
Accrued investment management fee  .........................          36,299
Accrued administrative fee  ................................          29,351
Other accrued expenses  ....................................          25,018
                                                                ------------
  Total liabilities  .......................................       2,067,865
                                                                ------------
  Net assets applicable to outstanding capital stock  ......    $123,100,534
                                                                ============

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital (common and
  preferred stock)  ........................................    $124,031,021
Undistributed net investment income  .......................         848,449
Accumulated net realized loss on investments  ..............      (3,797,877)
Unrealized appreciation of investments  ....................       2,018,941
                                                                ------------

  Total - representing net assets applicable to capital
    stock  .................................................    $123,100,534
                                                                ============

* Investments in securities at identified cost  ............    $121,746,930
                                                                ============

NET ASSET VALUE AND MARKET PRICE OF COMMON STOCK:
Net assets applicable to outstanding common stock  .........    $ 79,600,534
Shares of common stock outstanding (authorized 200 million
  shares of $0.01 par value)  ..............................       5,756,267
Net asset value  ...........................................    $      13.83
Market price  ..............................................    $      12.13

LIQUIDATION PREFERENCE OF PREFERRED STOCK (NOTE 3):
Net assets applicable to outstanding preferred stock  ......    $ 43,500,000
Shares of preferred stock outstanding (authorized one
  million shares)  .........................................           1,740
Liquidation preference per share  ..........................    $     25,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

         2000 Semiannual Report  6  American Municipal Income Portfolio

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Six Months Ended July 31, 2000
 ................................................................................

INCOME:
Interest  ..................................................    $ 4,048,075
Exempt-interest dividends from investment companies ........         33,721
                                                                -----------

  Total investment income ..................................      4,081,796
                                                                -----------

EXPENSES (NOTE 5):
Investment management fee  .................................        208,098
Administrative fee  ........................................        120,040
Remarketing agent fee  .....................................         54,227
Custodian fees  ............................................          9,215
Transfer agent fees  .......................................         17,882
Reports to shareholders  ...................................         11,819
Directors' fees  ...........................................          1,496
Audit and legal fees  ......................................         18,038
Other expenses  ............................................         34,868
                                                                -----------
  Total expenses  ..........................................        475,683
                                                                -----------

  Net investment income  ...................................      3,606,113
                                                                -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized loss on investments (note 4)  .................     (1,081,323)
Net change in unrealized appreciation or depreciation of
  investments  .............................................      4,408,318
                                                                -----------

  Net gain on investments  .................................      3,326,995
                                                                -----------

    Net increase in net assets resulting from
      operations  ..........................................    $ 6,933,108
                                                                ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

         2000 Semiannual Report  7  American Municipal Income Portfolio

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 SIX MONTHS
                                                                   ENDED
                                                                  7/31/00          YEAR ENDED
                                                                (UNAUDITED)         1/31/00
                                                              ----------------  ----------------
OPERATIONS:
Net investment income  .....................................    $  3,606,113      $  5,929,628
Net realized loss on investments  ..........................      (1,081,323)         (216,626)
Net change in unrealized appreciation or depreciation of
  investments  .............................................       4,408,318       (12,845,247)
                                                                ------------      ------------

  Net increase (decrease) in net assets resulting from
    operations  ............................................       6,933,108        (7,132,245)
                                                                ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Common stock dividends  ....................................      (2,279,482)       (4,443,550)
Preferred stock dividends  .................................        (863,411)       (1,429,704)
                                                                ------------      ------------
  Total distributions  .....................................      (3,142,893)       (5,873,254)
                                                                ------------      ------------

  Total increase (decrease) in net assets  .................       3,790,215       (13,005,499)

Net assets at beginning of period  .........................     119,310,319       132,315,818
                                                                ------------      ------------

Net assets at end of period  ...............................    $123,100,534      $119,310,319
                                                                ============      ============

Undistributed net investment income  .......................    $    848,449      $    385,229
                                                                ============      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

         2000 Semiannual Report  8  American Municipal Income Portfolio

               NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                American Municipal Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund invests in a diverse range of municipal securities rated investment grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities. Fund shares are listed on the New York Stock Exchange under the symbol XAA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                INVESTMENTS IN SECURITIES
                Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                Pricing services value domestic equity securities traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked

--------------------------------------------------------------------------------

         2000 Semiannual Report  9  American Municipal Income Portfolio

--------------------------------------------------------------------------------
                quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

                Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Distributions of short-term and long-term realized gains received from closed-end investment companies are recorded as realized gains. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                INVERSE FLOATERS
                As part of its investment strategy, the fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate ("inverse floater"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the fund invests in inverse floaters, the net asset value of the fund's shares may be more volatile than if the fund did not invest in such securities. At July 31, 2000, the fund had no investments in inverse floaters.

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the
--------------------------------------------------------------------------------

        2000 Semiannual Report  10  American Municipal Income Portfolio

--------------------------------------------------------------------------------
                fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of July 31, 2000, the fund had entered into outstanding when-issued or forward commitments of $1,953,183.

                FEDERAL TAXES
                The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of market discount amortization. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common stock distributions are recorded as of the close of business on the ex-dividend date and preferred stock dividends are accrued daily. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's common stock. Under the plan, common shares will be purchased in the open market.

                USE OF ESTIMATES
                The preparation of financial statements in conformity with accounting principles generally accepted in the United States

--------------------------------------------------------------------------------

        2000 Semiannual Report  11  American Municipal Income Portfolio

--------------------------------------------------------------------------------
                requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) REMARKETED
    PREFERRED
    STOCK
 ............................
                American Municipal Income Portfolio has issued and, as of July 31, 2000, has outstanding 1,740 shares of remarketed preferred stock (870 shares in class "T" and 870 shares in class "TH") (RP) with a liquidation preference of $25,000 per share. The dividend rate on the RP is adjusted every seven days (on Tuesdays for class "T" and on Thursdays for class "TH"), as determined by the remarketing agent. On July 31, 2000, the dividend rates were 4.15% and 3.85% for class "T" and "TH," respectively.

                RP is a registered trademark of Merrill Lynch & Company.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six months ended July 31, 2000, aggregated $22,776,960 and $20,672,400, respectively.

(5) EXPENSES
 ............................
                INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                The fund has entered into the following agreements with U.S. Bank National Association (U.S. Bank) acting through its division, First American Asset Management (the advisor and administrator):

                The investment advisory agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized percentage of 0.35% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the advisor provides investment advice and, in general, conducts the management and investment activities of the fund.

                The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized percentage of 0.20% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the

--------------------------------------------------------------------------------

        2000 Semiannual Report  12  American Municipal Income Portfolio

--------------------------------------------------------------------------------
                value of the total assets of the fund). For its fee, the administrator provides regulatory reporting and record-keeping services for the fund.

                REMARKETING AGENT FEE
                The fund has entered into a remarketing agreement with Merrill Lynch (the remarketing agent). The remarketing agreement provides the remarketing agent with a monthly fee in an amount equal to an annualized rate of 0.25% of the fund's average amount of RP outstanding. For its fee, the remarketing agent will remarket shares of RP tendered to it on behalf of shareholders and will determine the applicable dividend rate for each seven-day dividend period.

                OTHER FEES AND EXPENSES
                In addition to the investment management, administrative and remarketing agent fees, the fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal and auditing services; insurance; interest; taxes and other miscellaneous expenses. During the six months ended July 31, 2000, the fund paid $8,968 to U.S. Bank for custody services.

(6) CAPITAL LOSS
    CARRYOVER
 ............................
                For federal income tax purposes, the fund had capital loss carryovers at January 31, 2000 , which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                          CAPITAL LOSS
                                           CARRYOVER      EXPIRATION
                                          ------------  ---------------
                                           $  942,779           2003
                                            1,557,574           2004
                                              216,201           2008
                                           ----------
                                           $2,716,554
                                           ==========

--------------------------------------------------------------------------------

        2000 Semiannual Report  13  American Municipal Income Portfolio

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ............................
                Per-share data for a share of common stock outstanding throughout each period and selected information for each period are as follows:

AMERICAN MUNICIPAL INCOME PORTFOLIO

                                          Six Months
                                             Ended       Year        Year       Year     Year     Year
                                            7/31/00      Ended       Ended      Ended    Ended    Ended
                                          (Unaudited)   1/31/00   1/31/99 (g)  1/31/98  1/31/97  1/31/96
                                          -----------  ---------  -----------  -------  -------  -------
PER-SHARE DATA
Net asset value, common stock, beginning
  of period ............................    $13.17      $ 15.43     $15.07     $13.98   $14.42   $11.97
                                            ------      -------     ------     ------   ------   ------
Operations:
  Net investment income ................      0.63         1.03       1.02       1.00     1.07     1.07
  Net realized and unrealized gains
    (losses) on investments ............      0.58        (2.27)      0.36       1.12    (0.50)    2.52
                                            ------      -------     ------     ------   ------   ------
    Total from operations ..............      1.21        (1.24)      1.38       2.12     0.57     3.59
                                            ------      -------     ------     ------   ------   ------
Distributions to shareholders from net
  investment income:
  Paid to common shareholders ..........     (0.40)       (0.77)     (0.75)     (0.76)   (0.75)   (0.85)
  Paid to preferred shareholders .......     (0.15)       (0.25)     (0.27)     (0.27)   (0.26)   (0.29)
                                            ------      -------     ------     ------   ------   ------
    Total distributions to
      shareholders .....................     (0.55)       (1.02)     (1.02)     (1.03)   (1.01)   (1.14)
                                            ------      -------     ------     ------   ------   ------
    Net asset value, common stock, end
      of period ........................    $13.83      $ 13.17     $15.43     $15.07   $13.98   $14.42
                                            ======      =======     ======     ======   ======   ======
    Market value, common stock, end of
      period ...........................    $12.13      $ 11.75     $14.00     $13.44   $12.13   $12.50
                                            ======      =======     ======     ======   ======   ======
SELECTED INFORMATION
Total return, common stock, net asset
  value (a) ............................      8.13%       (9.88)%     7.62%     13.63%    2.41%   28.31%
Total return, common stock, market
  value (b) ............................      6.72%      (10.81)%    10.07%     17.53%    3.29%   15.21%
Net assets at end of period
  (in millions) ........................    $  123      $   119     $  132     $  130   $  124   $  127
Ratio of expenses to average weekly net
  assets applicable to common
  stock (c) ............................      1.24% (h)     1.20%     1.13%      1.19%    1.22%    1.20%
Ratio of net investment income to
  average weekly net assets applicable
  to common stock (d)(e) ...............      7.14% (h)     5.49%     5.02%      5.10%    5.90%    5.81%
Portfolio turnover rate (excluding
  short-term securities) ...............        17%          10%        19%        46%      28%      54%
Remarketed preferred stock outstanding
  end of period (in millions) ..........    $   44      $    44     $   44     $   44   $   44   $   44
Asset coverage per share
  (in thousands) (f) ...................    $   71      $    69     $   76     $   75   $   71   $   73
Liquidation preference and market value
  per share of preferred stock
  (in thousands) .......................    $   25      $    25     $   25     $   25   $   25   $   25

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) RATIO OF EXPENSES TO TOTAL AVERAGE WEEKLY NET ASSETS IS 0.79%, 0.78%, 0.75%, 0.78%, 0.78% AND 0.77%, IN THE SIX MONTHS ENDED JULY 31, 2000, AND
     FISCAL YEARS 2000, 1999, 1998, 1997, AND 1996, RESPECTIVELY. DIVIDENDS PAID TO PREFERRED SHAREHOLDERS ARE NOT CONSIDERED AN EXPENSE.
(d) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY AVERAGE WEEKLY NET ASSETS APPLICABLE TO COMMON STOCK.
(e) RATIO OF NET INVESTMENT INCOME TO TOTAL AVERAGE WEEKLY NET ASSETS IS 6.01%, 4.72%, 4.52%, 4.58%, 5.02%, AND 5.13% IN THE SIX MONTHS ENDED JULY 31,
     2000, AND FISCAL YEARS 2000, 1999, 1998, 1997, AND 1996, RESPECTIVELY.
(f)  REPRESENTS TOTAL NET ASSETS DIVIDED BY PREFERRED SHARES OUTSTANDING.
(g) EFFECTIVE AUGUST 10, 1998, THE ADVISOR CHANGED FROM PIPER CAPITAL MANAGEMENT TO U.S. BANK.
(h)  ANNUALIZED.

--------------------------------------------------------------------------------

        2000 Semiannual Report  14  American Municipal Income Portfolio

INVESTMENTS IN SECURITIES (Unaudited)
--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO                                July 31, 2000
                                                             Principal          Market
Description of Security                                       Amount          Value (a)
-----------------------                                    -------------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (97.0%):
  ARIZONA (4.2%):
    Douglas Community Housing (Callable 1/20/10 at 102),
      6.13%, 7/20/41 ....................................   $1,000,000       $  1,007,760
    Gilbert Industrial Development Revenue (Callable
      2/1/09 at 102), 5.85%, 2/1/19 .....................    1,000,000            922,550
    Pima County United School District (FGIC),
      8.38%, 7/1/13 .....................................    2,450,000(b)       3,184,706
                                                                             ------------
                                                                                5,115,016
                                                                             ------------

  CALIFORNIA (4.8%):
    Duarte Redevelopment Agency (Escrowed to maturity),
      6.88%, 11/1/11 ....................................    5,000,000(d)       5,900,500
                                                                             ------------

  COLORADO (0.4%):
    Water Reserve and Power Development (Callable 9/1/06
      at 101), 5.90%, 9/1/16 ............................      500,000            518,405
                                                                             ------------

  GEORGIA (9.1%):
    Municipal Electrical Authority (FGIC),
      6.50%, 1/1/12 .....................................   10,000,000(b)(d)   11,209,000
                                                                             ------------

  HAWAII (2.0%):
    State Department of Budget and Finance,
      6.40%, 7/1/13 .....................................    2,415,000          2,503,027
                                                                             ------------

  ILLINOIS (7.1%):
    Augustana College Revenue (Callable 10/01/07 at 100),
      5.70%, 10/1/11 ....................................      500,000            515,060
    Chicago O'Hare Airport Facility, 5.35%, 9/1/16 ......    1,000,000            855,080
    Chicago O'Hare Airport Facility, AMT,
      5.20%, 4/1/11 .....................................    1,000,000(b)         884,780
    Chicago State University Revenue (MBIA) (Prerefunded
      to 12/1/04 at 102), 6.00%, 12/1/12 ................    1,000,000(b)(e)    1,071,190
    Health Facility Authority-Lutheran General Hospital
      7.00%, 4/1/08-4/1/14 ..............................    1,500,000          1,655,625
    Health Facility Authority-Lutheran General Hospital
      (Prerefunded to 1/1/02 at 102), 6.80%, 1/1/22 .....    1,000,000(e)       1,047,810
    Kane County School District (FGIC) (Prerefunded to
      2/1/05 at 100), 5.75%, 2/1/15 .....................    1,000,000(b)(e)    1,044,620
    Rochelle Electric Systems (AMBAC) (Callable 5/1/06 at
      102), 5.20%, 5/1/16 ...............................      750,000(b)         724,282

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        2000 Semiannual Report  15  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                             Principal          Market
Description of Security                                       Amount          Value (a)
-----------------------                                    -------------     ------------
    Rockford Multifamily Housing Revenue (Callable
      1/20/08 at 102), AMT, 5.88%, 1/20/38 ..............   $1,000,000(b)    $    940,480
                                                                             ------------
                                                                                8,738,927
                                                                             ------------

  INDIANA (4.8%):
    Health Facility Authority-Columbus Hospital (FSA),
      7.00%, 8/15/15 ....................................    2,670,000(b)       3,089,404
    Health Facility Authority-Greenwood Village South
      (Callable 5/15/08 at 101), 5.50%, 5/15/18 .........    2,280,000          1,849,240
    Municipal Bond Bank (Callable 2/1/04 at 102),
      6.00%, 2/1/16 .....................................    1,000,000          1,024,880
                                                                             ------------
                                                                                5,963,524
                                                                             ------------

  IOWA (1.7%):
    Hospital Facilities Authority (Callable 2/15/10 at
      101), 6.75%, 2/15/15 ..............................    1,000,000          1,047,580
    Sheldon Health Care Facilities (Callable 3/1/04 at
      101), 6.15%, 3/1/16 ...............................    1,000,000          1,004,440
                                                                             ------------
                                                                                2,052,020
                                                                             ------------

  KANSAS (0.9%):
    Kansas City Utility Systems Revenue (FGIC) (Callable
      9/1/04 at 102), 6.25%, 9/1/14 .....................    1,000,000(b)       1,068,460
                                                                             ------------

  KENTUCKY (2.4%):
    State Housing Authority (Callable 11/01/29 at 100),
      6.08%, 1/1/30 .....................................    3,000,000          2,999,820
                                                                             ------------

  LOUISIANA (4.4%):
    De Soto Parish Pollution Control (MBIA) (Callable
      1/1/03 at 102), 7.60%, 1/1/19 .....................    5,000,000(b)       5,365,500
                                                                             ------------

  MICHIGAN (10.2%):
    Black River School District (Callable 2/1/10 at 100),
      7.25%, 2/1/30 .....................................    1,000,000          1,008,870
    Comstock Park Public Schools (FGIC),
      7.88%, 5/1/11 .....................................    3,145,000(b)(d)    3,886,559
    Hospital Financing Authority-Daughters Charity
      (Escrowed to maturity, callable 11/1/05 at 101),
      5.25%, 11/1/15 ....................................    3,000,000          2,962,590
    Kent Hospital Financial Authority (MBIA) (Callable
      1/15/08 at 100), 7.25%, 1/15/13 ...................    4,000,000(b)(d)    4,668,320
                                                                             ------------
                                                                               12,526,339
                                                                             ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        2000 Semiannual Report  16  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                             Principal          Market
Description of Security                                       Amount          Value (a)
-----------------------                                    -------------     ------------
  MINNESOTA (9.9%):
    Agricultural and Economic Development Board Health
      Care System (Callable 11/15/10 at 101),
      6.38%, 11/15/29 ...................................   $2,000,000       $  2,016,580
    Eden Prairie Multifamily Housing Revenue (Callable
      1/20/08 at 102), 5.60%, 7/20/28 ...................      900,000            851,463
    Minneapolis and St. Paul Metropolitan Airport
      Commission (FGIC) (Callable 1/1/10 at 101),
      5.75%, 1/1/32 .....................................    2,000,000(b)       2,012,340
    Minneapolis Special School District #1 (MBIA)
      (Callable 2/1/03 at 100), 5.45%, 2/1/15 ...........    3,630,000(b)       3,632,505
    Moorhead Golf Course Revenue (Callable 12/1/08 at
      100), 5.88%, 12/1/21 ..............................    2,890,000          2,769,516
    State Housing and Finance Agency (Callable 7/1/02 at
      102), AMT, 6.85%, 1/1/24 ..........................      835,000(b)         857,345
                                                                             ------------
                                                                               12,139,749
                                                                             ------------

  MISSOURI (1.3%):
    Kansas City Industrial Development Authority
      (Callable 11/15/08 at 102), 5.38%, 11/15/09 .......    1,780,000          1,629,590
                                                                             ------------

  NEBRASKA (1.5%):
    Educational Financial Authority Revenue (Callable
      12/15/08 at 100), 5.35%, 12/15/18 .................    2,040,000          1,848,342
                                                                             ------------

  NEVADA (2.5%):
    Washoe County School District (MBIA) (Callable 6/1/04
      at 101), 5.75%, 6/1/12 ............................    3,000,000(b)       3,080,040
                                                                             ------------

  NEW MEXICO (7.2%):
    Mortgage Finance Authority,
      6.50%-6.88%, 1/1/25-7/1/25 ........................    8,375,000          8,904,254
                                                                             ------------

  NEW YORK (0.8%):
    New York City Water Finance Authority (Callable
      6/15/10 at 101), 6.00%, 6/15/33 ...................    1,000,000          1,029,700
                                                                             ------------

  OHIO (2.3%):
    Franklin County Health Care Facility Revenue
      (Callable 8/15/08 at101), 5.25%, 8/15/12 ..........    1,000,000            880,840
    Richland County Hospital Facilities (Callable
      11/15/10 at 101),
      6.13%-6.38%, 11/15/16-11/15/30 ....................    2,000,000          1,947,380
                                                                             ------------
                                                                                2,828,220
                                                                             ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.
--------------------------------------------------------------------------------

        2000 Semiannual Report  17  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                             Principal          Market
Description of Security                                       Amount          Value (a)
-----------------------                                    -------------     ------------
  SOUTH DAKOTA (3.7%):
    Health & Education Facilities Authority - Prairie
      Crossings (Callable at 11/01/09 at 102),
      6.00%, 11/1/19 ....................................   $2,000,000       $  2,045,780
    Housing and Development Authority (Callable 5/1/04 at
      102), 5.80%, 5/1/14 ...............................    1,270,000          1,291,438
    Sioux Falls Health Facilities-Evangelical Lutheran
      (AMBAC) (Callable 6/1/08 at 102),
      5.35%, 6/1/23 .....................................    1,250,000(b)       1,175,887
                                                                             ------------
                                                                                4,513,105
                                                                             ------------

  TENNESSEE (2.3%):
    Johnson City Health & Education Facilities (Callable
      7/1/12 at 103), 7.50%, 7/1/33 .....................    2,000,000          1,927,240
    Shelby County Health Education & Housing Facilities
      Board Revenue, 5.50%, 7/1/20 ......................    1,000,000            957,960
                                                                             ------------
                                                                                2,885,200
                                                                             ------------

  TEXAS (6.6%):
    Abilene Health Facility Development (Callable 8/15/08
      at 101), 5.88%, 11/15/18 ..........................    1,150,000            967,506
    Arlington Independent School District (Callable
      2/15/05 at 100), 6.00%, 2/15/15 ...................      670,000            699,098
    Arlington Independent School District
      (PSF)(Prerefunded 2/15/2005 at 100),
      6.00%, 2/15/15 ....................................      605,000(b)(e)      638,317
    Fort Bend Independent School District (Callable
      2/15/08 at 100), 5.00%, 2/15/14 ...................    1,000,000            978,810
    Houston Water Conveyance System (AMBAC),
      7.50%, 12/15/16 ...................................      745,000(b)         901,673
    North Central Health Facilities Development Revenue,
      7.25%, 11/15/19 ...................................    3,000,000          2,878,050
    Tarrant County Housing Finance Authority (Callable
      7/1/10 at 102), 6.88%, 7/1/30 .....................    1,000,000          1,001,130
                                                                             ------------
                                                                                8,064,584
                                                                             ------------

  UTAH (3.7%):
    Municipal Power-San Juan Project (MBIA) (Prerefunded
      to 6/1/04 at 102), 6.25%, 6/1/14 ..................    1,300,000(b)(e)    1,395,394
    NEBO County School District (FGIC) (Prerefunded to
      6/15/04 at 100), 5.75%, 6/15/14 ...................    3,000,000(b)(e)    3,120,930
                                                                             ------------
                                                                                4,516,324
                                                                             ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        2000 Semiannual Report  18  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                             Principal          Market
Description of Security                                       Amount          Value (a)
-----------------------                                    -------------     ------------
  WASHINGTON (1.6%):
    Douglas County Public Utility District (MBIA)
      (Callable 1/1/05 at 102), 6.00%, 1/1/15 ...........   $1,000,000(b)    $  1,030,480
    State Public Power Supply (Callable 7/1/08 at 102),
      5.13%, 7/1/18 .....................................    1,000,000            928,510
                                                                             ------------
                                                                                1,958,990
                                                                             ------------

  WISCONSIN (1.7%):
    Health and Education Facilities-Beloit Hospital
      (Callable 7/1/03 at 102), 5.90%, 7/1/11 ...........      625,000            596,244
    State Health & Educational Facility Authority Revenue
      (Callable 11/15/08 at 102), 5.75%, 11/15/27 .......    1,800,000          1,436,094
                                                                             ------------
                                                                                2,032,338
                                                                             ------------

      Total Municipal Long-Term Securities
        (cost: $117,461,374) ............................                     119,390,974
                                                                             ------------

COMMON STOCK (1.5%):
  CLOSED-END INVESTMENT COMPANIES (1.5%):
    Van Kampen Advantage Municipal Trust II .............       31,500            374,063
    Van Kampen Municipal Opportunity Trust ..............       46,500            653,906
    Van Kampen Municipal Opportunity Trust II ...........       38,400            446,400
    Van Kampen Value Municipal Trust Income .............       34,050            425,625
                                                                             ------------

      Total Common Stock
        (cost: $1,810,652) ..............................                       1,899,994
                                                                             ------------

MUNICIPAL SHORT-TERM SECURITIES (1.9%):
  NEW YORK (0.8%):
    New York, NY, Series B, 4.40%, 10/1/22 ..............    1,000,000(c)       1,000,000
                                                                             ------------

  TEXAS (0.5%):
    Harris County, 4.35%, 10/1/17 .......................      600,000(c)         600,000
                                                                             ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        2000 Semiannual Report  19  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                             Principal
                                                              Amount/           Market
Description of Security                                       Shares          Value (a)
-----------------------                                    -------------     ------------
  WASHINGTON (0.6%):
    Washington Health Care Facilities Authority,
      4.35%, 1/1/29 .....................................   $  300,000(c)    $    300,000
    Washington State Healthcare Facilities Authority
      Revenue, VRDN, 4.35%, 1/1/23 ......................      500,000(b)(c)      500,000
                                                                             ------------
                                                                                  800,000
                                                                             ------------
      Total Municipal Short-Term Securities
        (cost: $2,400,000) ..............................                       2,400,000
                                                                             ------------
RELATED PARTY MONEY MARKET FUND (0.1%):
    First American Tax Free Obligations Fund ............       74,903(f)          74,903
                                                                             ------------
      Total Investments in Securities
        (cost: $121,746,930) (g) ........................                    $123,765,871
                                                                             ============

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(b)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
     AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
     AMT--ALTERNATIVE MINIMUM TAX. AS OF JULY 31, 2000, THE AGGREGATE MARKET VALUE OF SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX IS $2,682,605, WHICH REPRESENTS 2.2% OF TOTAL NET ASSETS.
     FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION
     FSA--FINANCIAL SECURITY ASSURANCE
     MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION
     PSF--PERMANENT SCHOOL FUNDING
     VRDN--VARIABLE RATE DEMAND NOTE
(c) FLOATING OR VARIABLE RATE OBLIGATION MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON
     JULY 31, 2000. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(d) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT AND MAY NOT BE SOLD TO THE PUBLIC. THESE SECURITIES ARE CONSIDERED ILLIQUID. THE FUND IS NOT LIMITED IN ITS ABILITY TO INVEST IN THESE ILLIQUID SECURITIES. ON JULY 31, 2000, THE AGGREGATE VALUE OF THESE INVESTMENTS WAS $ 25,664,379 OR 20.8% OF TOTAL NET ASSETS. INFORMATION REGARDING THESE SECURITIES IS AS FOLLOWS:

                                                                       DATE
                  SECURITY                             PAR           ACQUIRED       COST BASIS
---------------------------------------------      -----------      ----------      -----------
DUARTE, CA, REDEVELOPMENT AGENCY                   $ 5,000,000      9/96-2/97       $ 5,740,514
GEORGIA MUNICIPAL ELECTRICAL AUTHORITY              10,000,000      10/95            10,901,454
COMSTOCK, MI, PARK PUBLIC SCHOOLS                    3,145,000      10/95-7/96        3,762,466
KENT, MI, HOSPITAL FINANCIAL
AUTHORITY-MICHIGAN HOSPITALS                         4,000,000      9/96-2/97         4,625,261

(e) PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. THESE BONDS MATURE AT THE DATE AND PRICE INDICATED.
(f) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANK WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(g) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 3,634,431
      GROSS UNREALIZED DEPRECIATION ......   (1,615,490)
                                            -----------
        NET UNREALIZED APPRECIATION ......  $ 2,018,941
                                            ===========

--------------------------------------------------------------------------------

        2000 Semiannual Report  20  American Municipal Income Portfolio

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                ANNUAL MEETING RESULTS
                An annual meeting of the fund's shareholders was held on August 3, 2000. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                1. The fund's preferred and common shareholders, voting as a class, voted to decrease the size of the board of directors from nine members to eight members. The following votes were cast regarding this matter:

    SHARES           SHARES                      BROKER
  VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
 -------------  -----------------  -----------  ---------
    5,542,266           27,561         79,272          --

                2. The fund's preferred shareholders elected the following directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Roger A. Gibson ........................        1,382                 6
Leonard W. Kedrowski ...................        1,382                 6

                3. The fund's preferred and common shareholders, voting as a class, elected the following directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Robert J. Dayton .......................     5,574,722            74,377
Andrew M. Hunter III ...................     5,574,322            74,377
John M. Murphy, Jr. ....................     5,574,722            74,377
Robert L. Spies ........................     5,570,814            74,378
Joseph D. Strauss ......................     5,574,372            74,377
Virginia L. Stringer ...................     5,574,721            74,378

                4. The fund's preferred and common shareholders, voting as a class ratified the selection by the fund's Board of Directors of Ernst & Young LLP as the independent public accountants for the fund for the fiscal year ending January 31, 2001. The following votes were cast regarding this matter:

    SHARES           SHARES                      BROKER
  VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
 -------------  -----------------  -----------  ---------
    5,586,340            5,232         57,528          --

--------------------------------------------------------------------------------

        2000 Semiannual Report  21  American Municipal Income Portfolio

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